SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                    PIERCING PAGODA, INC.
                       (Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

[x] No fee required.
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                           [GRAPHIC OMITTED - LOGO]
                            Piercing Pagoda, Inc.

                            Piercing Pagoda, Inc.
                                P.O. Box 25007
                         Lehigh Valley, PA 18002-5007



                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                 to be held on Wednesday, September 16, 1998

      The Annual Meeting of Stockholders of Piercing Pagoda, Inc. (the "Company") will be held on Wednesday, September 16, 1998, at 10:00 a.m., at The Holiday Inn, Gateway Conference Center, Routes 512 & 22 in Bethlehem, Pennsylvania for the following purposes:

      1. To elect one director to hold office until the 2001 Annual Meeting of Stockholders.

      2. To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors for the 1999 fiscal year.

      3. To transact such other business as may properly come before the meeting.

      The Board of Directors has fixed the close of business on July 27, 1998 as the record date for the meeting. Only stockholders of record at that time are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.

      The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the attached proxy statement for further information with respect to the business to be transacted at the meeting.

      You are cordially invited to attend the meeting in person. The Board of Directors urges you to sign, date and return the enclosed proxy promptly. The return of the enclosed proxy will not affect your right to vote in person if you do attend the meeting.

                                                            John F. Eureyecko
                                                             Secretary

August 5, 1998

                            Piercing Pagoda, Inc.
                                P.O. Box 25007
                         Lehigh Valley, PA 18002-5007
                         ---------------------------

                               PROXY STATEMENT
                                     for
                        Annual Meeting of Stockholders
                              September 16, 1998
                          --------------------------

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Piercing Pagoda, Inc., a Delaware corporation (the "Company"), for use at the Company's Annual Meeting of Stockholders (the "Meeting"), which will be held on Wednesday, September 16, 1998, at 10:00 a.m. at The Holiday Inn, Gateway Conference Center, Routes 512 & 22 in Bethlehem, Pennsylvania and any adjournment or postponement thereof. This proxy statement, the foregoing notice and the enclosed proxy are first being sent to stockholders of the Company on or about August 5, 1998.

      The Board of Directors does not intend to bring any matter before the Meeting except as specifically indicated in the notice and does not know of anyone else who intends to do so. If any other matters properly come before the Meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters. If the enclosed proxy is properly executed and returned prior to voting at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. In the absence of instructions, the shares will be voted "FOR" the nominee of the Board of Directors in the election of one director whose term of office will extend until the 2001 Annual Meeting of Stockholders and until his successor is duly elected and qualified, and "FOR" the approval of KPMG Peat Marwick LLP as the Company's independent auditors for the current fiscal year ending March 31, 1999.

      A plurality of the votes cast is required for the election of directors. The affirmative vote of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on the subject matter is required to approve the appointment of auditors. Abstentions will be considered present and entitled to vote at the Meeting for purposes of determining the presence of a quorum, but will not be counted as votes for a given matter. Abstentions on the proposal to approve the appointment of auditors will have the effect of votes against the proposals because they require for passage the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote. Brokers who hold shares in street name for customers have the authority under the rules of the various stock exchanges to vote on certain matters when they have not received instructions from beneficial owners. Where brokers vote on some matters but cannot exercise discretionary authority on a matter for beneficial owners who have not provided voting instructions (commonly known as "broker non-votes"), those shares will be considered present and entitled to vote for quorum purposes, but will not be included in the vote totals for the matter on which the broker could not vote. Any broker non-votes on the proposal to approve the appointment of auditors would have no effect on the outcome of the proposals because this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote, and such broker non-votes will not be considered shares present and entitled to vote with respect to such matters under applicable Delaware law.

      Any proxy may be revoked at any time prior to its exercise by notifying the Secretary in writing, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

                   VOTING SECURITIES AND SECURITY OWNERSHIP

Voting Securities

      At the close of business on July 27, 1998, the record date, there were 6,070,720 shares of the Company's common stock (the "Common Stock") outstanding. Only stockholders of record at the close of business on that date are entitled to vote at the Meeting. At the Meeting, such stockholders will be entitled to one vote for each share of Common Stock owned at the record date. There is no other class of voting securities outstanding. The presence at the Meeting, in person or by proxy, of persons entitled to cast the votes of a majority of such outstanding shares of Common Stock will constitute a quorum for consideration of the matters expected to be voted on at the Meeting. In the election of directors, stockholders will not have cumulative voting rights. No effect is given herein to the 3-for-2 stock split on the outstanding Common Stock to be effected in the form of a stock dividend declared on June 30, 1998 and payable on August 13, 1998 to stockholders of record on July 31, 1998.




Securities Ownership of Certain Beneficial Owners and Management

      The following table sets forth certain information known to the Company regarding beneficial ownership of the Company's Common Stock as of July 27, 1998 by (i) each person known by the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock, (ii) each director of the Company, (iii) each Named Officer (as hereinafter defined) and (iv) all directors and Named Officers of the Company as a group. Information with respect to 5% owners is based solely on public filings.


                                       Amount and Nature   Percent
               Beneficial Owner          of Beneficial        of
                                          Ownership(1)     Common Stock(1)



         Richard H. Penske(2)...          2,268,674         37.3
          Piercing Pagoda, Inc.
          P.O. Box 25007
          Lehigh Valley, PA 18002-5007

         FMR Corp. (3)                      603,200          9.9

         Capital Research and
         Management Company
         SMALLCAP World Fund, Inc.(4)       335,000          5.5


         John F. Eureyecko                   82,742          1.4

         Barry R. Clauser(5)                 61,120          1.0

         Sharon J. Zondag                    50,933           *

         Alan R. Hoefer(6)                   67,556          1.1

         Mark A. Randol                      24,824           *


         All directors and Named          2,555,849         41.2
         Officers as a group (6
         persons)(2)(5)(6)
----------
 *  Less than 1%.

(1)Each stockholder possesses sole voting and investment power with respect to the shares listed, except as otherwise noted. Shares of Common Stock subject to options that are exercisable within 60 days of this proxy statement are deemed beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such person but are not treated as outstanding for the purpose of computing the percentage of any other person. Accordingly, the information in the above table includes the following number of shares of Common Stock underlying options held by the following individuals, and all directors and Named Officers as a group, when computing the percentage ownership of such individual, director or group: Mr. Richard H. Penske, 5,000 shares; Mr. John F. Eureyecko, 55,000 shares; Mr. Barry R. Clauser and Ms. Sharon
   J. Zondag, 32,000 shares each; Mr. Alan R. Hoefer, 8,000 and Mr. Mark A. Randol, 6,000 shares; and all directors and Named Officers as a group, 138,000 shares.

(2)Includes 41,145 shares of Common Stock held in an annuity trust of which Mr. Penske's wife is a beneficiary and an aggregate of 85,594 shares of Common Stock held in two annuity trusts of which Mr. Penske is a beneficiary (collectively, the "Annuity Trusts"). Victoria L. Penske and Crislyn A. Penske, Mr. Penske's two oldest children, are the trustees of the Annuity Trusts. Also includes 43,774 shares of Common Stock held by Mr. Penske's wife and an aggregate of 103,354 shares of Common Stock divided equally among four trusts, one for the benefit of each of Mr. Penske's four children, of which Victoria L. Penske and Crislyn A. Penske are the trustees. Mr. Penske disclaims beneficial ownership as to all of such shares.

(3)Based solely on the Schedule 13G, dated February 14, 1998, filed with the Securities and Exchange Commission (the "Commission") by FMR Corp. ("FMR"). The Schedule 13G reports that each of Edward C. Johnson 3d (Chairman and 12.0% shareholder of FMR), FMR (through its wholly owned subsidiary, Fidelity Management & Research Company ("Fidelity"), investment adviser to Fidelity Low Priced Stock Fund (the "Fund"), which directly holds the shares of Common Stock listed in the table above (the "FMR Shares")) and the Fund has sole power to dispose of the FMR Shares. The Schedule 13G also reports that neither Mr. Johnson nor FMR has sole power to vote the FMR Shares, which power resides with the Fund's Board of Trustees. Fidelity votes the FMR Shares under written guidelines established by such Board. The Schedule 13G reports the addresses of FMR, Fidelity and the Fund as 82 Devonshire Street, Boston, Massachusetts 02109.

(4)Based solely on the Schedule 13G, dated July 9, 1998, filed with the Commission by Capital Research and Management Company ("Capital") and SMALLCAP World Fund, Inc. ("SMALLCAP"). The Schedule 13G reports that Capital has sole power to dispose of the shares of Common Stock listed in the table above (the "Capital Shares") and that SMALLCAP has sole power to vote the Capital Shares. The Schedule 13G reports the addresses of Capital and SMALLCAP as 333 South Hope Street, Los Angeles, CA 90071.

(5)Includes 200 shares of Common Stock held by Mr. Clauser as custodian for his children and four shares of Common Stock held by his wife, as to all of which shares he disclaims beneficial ownership.

(6)Includes 4,000 shares of Common Stock held by a trust for the benefit of one of Mr. Hoefer's children of which he is the trustee, 300 shares of Common Stock held by his wife and 11,000 shares of Common Stock held by a charitable foundation of which Mr. Hoefer is a trustee, as to all of which shares he disclaims beneficial ownership.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the regulations thereunder, require the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the "reporting persons") to file reports of ownership and changes in ownership with the Commission and to furnish the Company with copies of these reports. Based on the Company's review of the copies of these reports received by it, and written representations received from reporting persons, the Company believes that all filings required to be made by the reporting persons during the 1998 fiscal year and prior fiscal years were made on a timely basis, except that: Richard H. Penske did not include in his report on Form 5 for fiscal year 1998 one transaction relating to the acquisition in June 1997 of options to acquire 25,000 shares of Common Stock (such transaction has since been reported by way of amendment to such report on Form 5); John F. Eureyecko did not file on a timely basis a report on Form 5 for each of fiscal years 1997 and 1998 with respect to one transaction in each such fiscal year relating to the acquisition of options to purchase 25,000 shares of Common Stock; each of Alan R. Hoefer and Mark
 A. Randol did not file on a timely basis a report on Form 5 for each of fiscal years 1997 and 1998 with respect to one transaction in each such fiscal year relating to the acquisition of options to purchase 2,000 shares of Common Stock; each of Barry R. Clauser and Sharon J. Zondag did not file on a timely basis a report on Form 5 for each of fiscal years 1997 and 1998 with respect to one transaction in each such fiscal year relating to the acquisition of options to purchase 10,000 and 15,000 shares of Common Stock, respectively; and Brandon R. Lehman did not file on a timely basis a report on Form 5 for fiscal year 1997 with respect to one transaction in such fiscal year relating to the acquisition of options to purchase 4,000 shares of Common Stock. In addition, John F. Eureyecko amended his report on Form 4 for March 1998, and Sharon J. Zondag amended her report on Form 4 for February 1997, to correct the number of shares listed in the total holdings column of each such report to reflect, among certain other things, purchases under the Company's Employee Stock Purchase Plan.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTOR

      At the Meeting, the stockholders will elect one director to hold office until the 2001 Annual Meeting of Stockholders and until his successor has been duly elected and qualified. The Company's Board of Directors is divided into three classes serving staggered three-year terms, with the term of one class of directors expiring each year. The director whose term of office expires at the Meeting is Mark A. Randol.

      The Board of Directors has nominated Mr. Randol to serve as director until the 2001 Annual Meeting of Stockholders and until his successor has been duly elected and qualified. Such nominee has indicated a willingness to continue to serve as director. Should the nominee become unavailable to accept election as a director, the persons named in the enclosed proxy will vote the shares which such proxy represents for the election of such other person as the Board of Directors may recommend. Unless contrary instructions are given on the proxy, the shares represented by a properly executed proxy will be voted "FOR" the election of Mr. Randol. A plurality of the votes cast is required for the election of directors.

      The nominee for election as the director to be elected at the Meeting and the directors whose terms of office continue after the Meeting, together with certain information about them, are set forth below:

                                Term
              Name         Age  Expires   Positions with Company

       Mark A. Randol       63   1998        Director +

       John F. Eureyecko    49   1999        President, Chief
                                              Operating Officer,
                                               Secretary and Director

       Richard H. Penske    55   2000        Chairman of the Board and
                                              Chief Executive Officer

       Alan R. Hoefer       64   2000        Director +

     ----------
      + Member of the Audit and Compensation Committees.


   Richard H. Penske has served the Company and its predecessor in various capacities for more than 25 years. Mr. Penske served as President of the Company from 1980 to June 1996, and has served as the Chief Executive Officer since 1986. Mr. Penske has served as a director of the Company since 1978.

   Alan R. Hoefer has served as a director of the Company since March 1994. Since August 1988, Mr. Hoefer has been the Managing General Partner of Alan Hoefer & Co., a private investment banking firm.

   Mark A. Randol has served as a director of the Company since March 1994. Mr. Randol is currently self-employed as a commercial real estate consultant. From 1979 to March 1998, Mr. Randol served as the President of Forest City Management, Inc., a real estate development company.

   John F. Eureyecko joined the Company in October 1991 and has served as President and Chief Operating Officer since June 1996. Mr. Eureyecko had previously served as Executive Vice President from January 1992 to June 1996 and as Chief Financial Officer from February 1994 to June 1996. Mr. Eureyecko was elected as Secretary in January 1992 and as a director in March 1994. Mr. Eureyecko joined the Company with 18 years experience at Triangle Building Supplies and Lumber Co., a building materials retailer, where he last served as Senior Vice President and General Manager.

   Meetings and Committees of the Board of Directors

      The Board of Directors has an Audit Committee and a Compensation Committee. Messrs. Hoefer and Randol serve as members of both the Audit Committee and the Compensation Committee. The functions of the Audit Committee, which held one meeting during fiscal 1998, include reviewing the scope and results of the annual audit, internal accounting procedures and certain other questions of accounting policy. The functions of the Compensation Committee, which acted by unanimous consent in writing on six occasions during fiscal 1998, include considering and determining all compensation matters relating to the Company's executive officers.

      The Board of Directors held one meeting, and acted by unanimous consent in writing on five occasions, during fiscal 1998. Each director attended at least 75% of the aggregate number of meetings of the Board of Directors and committees on which the director served.



Compensation of Directors

      Members of the Board of Directors who are not employees of the Company are compensated at the annual rate of 8,000. Non-employee directors will also receive 1,000 for each meeting of the Board of Directors which they attend and, if not held in conjunction with a Board meeting, a fee of 1,000 for each meeting of a committee of the Board of Directors which they attend. The Company also reimburses all directors for their expenses in connection with their activities as directors of the Company. Directors who are also employees of the Company do not receive any compensation for serving on the Board of Directors. Pursuant to the Company's 1994 Stock Option Plan, each director who is a member of the Compensation Committee also receives an annual grant of ten year options to purchase 2,000 shares of Common Stock at the fair market value on the date of grant, becoming exercisable on the first anniversary of the date of grant.


                      THE BOARD OF DIRECTORS RECOMMENDS
                    VOTING "FOR" THE NOMINEE FOR DIRECTOR





                                 PROPOSAL TWO

                APPROVAL OF THE COMPANY'S INDEPENDENT AUDITORS

      The Company's Board of Directors recommends that the stockholders consider and approve a proposal to select KPMG Peat Marwick LLP, which served as the Company's independent public auditors for the last fiscal year, to serve as the Company's independent public auditors for the current fiscal year. If the stockholders fail to approve the selection of such auditors, the Board of Directors will reconsider the selection.

      A representative of KPMG Peat Marwick LLP is expected to be present at the Meeting. Such representative will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions of stockholders.

                      THE BOARD OF DIRECTORS RECOMMENDS
                     VOTING "FOR" THE PROPOSAL TO APPROVE
                         KPMG PEAT MARWICK LLP AS THE
                        COMPANY'S INDEPENDENT AUDITORS

                            EXECUTIVE COMPENSATION


Summary Compensation Table

      The following table sets forth certain summary information concerning compensation paid or accrued by the Company for services rendered in all capacities during fiscal 1996, fiscal 1997 and fiscal 1998 for the Chief Executive Officer of the Company and the other executive officers of the Company whose total annual salary, bonus and other compensation for fiscal 1998 exceeded $100,000 (the "Named Officers"):




                                                                  Long-Term
                                                                Compensation
                                                                   Shares
          Name and Principal      Fiscal   Annual Compensation    Underlying   All Other
          Position                 Year     Salary     Bonus       Options   Compensation

          Richard H.Penske         1998    $199,235  $100,000       25,000    $51,396(1)
           Chief Executive         1997    181,491     90,000         -0-      50,323(1)
            Officer                1996    157,308     60,000         -0-      48,764(1)

          John F Eureyecko         1998   $222,057   $105,000       25,000     $7,255(2)
           President               1997    180,498     88,000       50,000      5,139(2)
                                   1996    157,308     55,000         -0-       4,995(2)

          Sharon J. Zondag         1998   $128,050    $45,000       15,000     $5,405(2)
           Senior Vice             1997    113,243     35,000       10,000      4,070(2)
             President             1996     98,269     22,000         -0-       3,393(2)
            Store Operations

          Barry R. Clauser         1998   $128,495    $38,000       15,000     $5,247(2)
           Senior Vice             1997    113,158     30,000       10,000      3,907(2)
            President              1996     97,692     15,000         -0-       3,425(2)
           Merchandise Operations


----------


(1)The compensation reported represents: (i) the Company's contributions and matching payments under the Company's Retirement and Savings Plan in the aggregate amounts of 6,601 in fiscal 1998, 5,013 in fiscal 1997 and 4,590 in fiscal 1996; (ii) the premiums on a life insurance policy on the life on Mr. Penske, of which Mr. Penske's wife is the sole beneficiary, which were 3,409 in fiscal 1998, 3,119 in fiscal 1997 and 2,803 in fiscal 1996; and (iii) the amount, on a term loan approach, of the benefit of the whole-life portion of the premiums for a split dollar life insurance policy paid by the Company projected on an actuarial basis which was 41,386 in fiscal 1998, 42,191 in fiscal 1997 and 41,371 in fiscal 1996.

(2)The compensation reported represents the Company's contribution and matching payments under the Company's Retirement and Savings Plan.

Stock Option Exercises and Holdings

   The following table contains information concerning the stock option grants made to each of the Named Officers in fiscal 1998:
                         Option Grants in Fiscal 1998


                         Individual Grants

                                    % of Total                                       Potential Realizable
                      Number of       Options                                          Value at Assumed
                      Securities    Granted to                                      Annual Rates of Stock
                     Underlying     Employees      Exercise                           Price Appreciation
                      Options      in Fiscal       Price Per  Expiration               for Option Term(2)
Named Officer         Granted(1)       1998         Share        Date                     5%          10%

Richard H. Penske      25,000(3)        17%        $27.36   June 25, 2007           $430,164      $1,090,120
John F.Eureyecko       25,000(3)        17          24.88   June 25, 2007            391,172         991,308
Sharon J. Zondag       15,000(3)        10          24.88   June 25, 2007            243,703         594,785
Barry R. Clauser       15,000(3)        10          24.88   June 25, 2007            243,703         594,785

----------

(1)Numbers shown represent options granted under the 1994 Stock Option Plan to purchase Common Stock.

(2)Future value of current-year grants assuming appreciation in the market value of the Common Stock of 5% and 10% per year over the ten-year option period. The actual value realized may be greater than or less than potential realizable values set forth in the table.

(3)One-fifth of these options were exercisable on June 25, 1998 and the remaining four-fifths are exercisable in four equal installments on the subsequent four anniversaries of such date.




   The following table provides information related to options exercised during fiscal 1998 by each of the Named Officers and the number and value of options held at March 31, 1998 by such individuals:


Aggregated Option Exercises in Fiscal 1998 and Option Values at March 31, 1998


                                           Number of Shares
                                        Underlying Unexercise         Value of Unexercised
                  Shares                     Options at             In-the-Money Options at
                 Acquired     Value        March 31, 1998              March 31, 1998
Named Officer    on Exercise Realize  Exercisable  Unexercisable  Exercisable      Unexercisable
Richard H.Penske     --       --        --           25,000         --                $97,175

John F.Eureyecko     --       --        40,000       60,000        $690,000           493,160

Sharon J. Zondag     --       --        24,000       26,000         502,000           267,375

Barry R. Clauser     --       --        24,000       26,000         502,000           267,375

Report of the Compensation Committee

       The Compensation Committee of the Board of Directors, consisting entirely of non-employee directors, is responsible for reviewing and approving the Company's compensation policies and the compensation paid to executive officers. The Company's compensation policies are structured to enable the Company to attract, retain and motivate highly qualified executive officers to contribute to the Company's goals and objectives and its overall financial success. In determining executive compensation, the Compensation Committee reviews and evaluates information supplied by management and bases decisions both on the Company's performance and on the individual's contribution and performance. The compensation of executive officers includes salary and incentive compensation. The Chief Executive Officer's compensation for fiscal 1998 was based on the same guidelines set forth in this report for executive officers in general.



 Salary

       The Compensation Committee reviews the salary of each executive officer in relation to the salary paid to him or her in the previous year and with regard to general industry conditions or trends. The salaries are set at levels intended to reward achievement of individual and company goals and to motivate and retain highly qualified executives whom the Compensation Committee believe are important to the continued success of the Company. While the Compensation Committee's decisions are largely subjective rather than based on formulas, the Compensation Committee does consider various measures of the financial condition of the Company in absolute terms and in relation to internal performance goals.



 Incentive Compensation

       The Compensation Committee believes that incorporating annual incentive compensation into the total compensation of executive officers encourages the executives to have the common goal of achieving the Company's economic and strategic objectives. As with salary considerations, the Compensation Committee bases its decisions regarding incentive compensation, which may take the form of cash bonuses, grants of stock options or grants of restricted stock, on both corporate and individual performance. Decisions are made on a subjective basis and are not based on formulas.



 Summary

      As described above, the Compensation Committee believes that its policies and actions have motivated and rewarded, and will continue to motivate and reward, the executive officers who contribute to the Company's financial performance and increase the Company's value to Stockholders.


                   COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

                                     Alan R. Hoefer and  Mark A. Randol

STOCK PERFORMANCE GRAPH

      The following graph compares the percentage change in the cumulative total stockholder return on the Common Stock from the commencement of public trading of the Common Stock on October 13, 1994 through March 31, 1998, and the cumulative total return on the S & P 500 Index and the Dow Jones Specialty Retail Index during such period. The comparison assumes $100 was invested on October 13, 1994 in the Company's Common Stock and in each of the foregoing indices and assumes the reinvestment of any dividends.

                10/13/94  12/30/94  6/30/95 12/29/95 3/29/96 6/28/96  9/30/96 12/31/96  3/31/97  6/30/97 9/30/97  12/31/97  3/31/98
Piercing          $100      $97      $97    $164     $139     $168     $202     $220     $230     $228     $289     $261     $284
  Pagoda, Inc.
S&P 500            100      100      120     138      145      151      156      169      174      204      219      226      257
Dow Jones          100       96       98     100      111      120      123      114      112      132      145      146      172
  Specialty Retail



                               STOCKHOLDER PROPOSALS


      Stockholder proposals intended to be presented at the 1999 Annual Meeting of Stockholders must be received by the Company at the address appearing on the first page of this proxy statement by April 7, 1999 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.


      A stockholder of the Company may wish to have a proposal presented at the 1999 Annual Meeting of Stockholders, but not to have such proposal included in the Company's proxy statement and form of proxy relating to that meeting. If notice of any such proposal is not received by the Company at the address appearing on the first page of this proxy statement by a date falling between June 19, 1999 and July 19, 1999, inclusive, then such proposal shall be deemed "untimely" for purposes of Rule 14a-4(c) promulgated under the Exchange Act and, therefore, the Company will have the right to exercise discretionary voting authority with respect to such proposal.

SOLICITATION OF PROXIES

      The enclosed form of proxy is being solicited on behalf of the Company's Board of Directors. The Company will bear the cost of the solicitation of the Board of Directors' proxies for the Meeting, including the cost of preparing, assembling and mailing proxy materials, the handling and tabulation of proxies received, and charges of brokerage houses and other institutions, nominees and fiduciaries in forwarding such materials to beneficial owners.

      In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone, telegraph or telecopy by directors, officers or regular employees of the Company, or by a professional proxy solicitation organization engaged by the Company.




                          ANNUAL REPORT ON FORM 10-K

      THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR ITS MOST RECENT FISCAL YEAR. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO INVESTOR RELATIONS, AT THE ADDRESS OF THE COMPANY SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT.




                            Piercing Pagoda, Inc.
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned stockholder of Piercing Pagoda, Inc. (the "Company") hereby appoints Richard H. Penske and John F. Eureyecko, and each of them acting individually, with full power of substitution, to act as attorneys and proxies for the undersigned and to vote all shares of stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at The Holiday Inn, Gateway Conference Center, Routes 512 & 22 in Bethlehem, Pennsylvania, on Wednesday, September 16, 1998, at 10:00 a.m., and at any adjournment or postponement thereof, provided that said proxies are authorized and directed to vote as indicated with respect to the matters set forth on the opposite side of this Proxy.

      UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE NOMINEE OF THE BOARD OF DIRECTORS IN THE ELECTION OF ONE DIRECTOR WHOSE TERM OF OFFICE WILL EXTEND UNTIL THE 2001 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED, AND "FOR" THE APPROVAL OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR ENDING MARCH 31, 1999. This Proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting and any adjournment or postponement thereof.

                                        (Please sign and date on reverse side)
------------------------------------------------------------------------------



1. Election of Directors.
                                             FOR               WITHHOLD

      Mark A. Randol                        /---/                /---/

                                             FOR      AGAINST   ABSTAIN
2. Ratification of the appointment  of      /---/     /---/      /---/
   KPMG Peat Marwick LLP as the
   Company's independent public auditors.

The undersigned hereby acknowledges receipt of Notice of Annual Meeting, Proxy Statement and Annual Report.

                                          PLEASE SIGN, DATE AND RETURN IN THE
                                          ENCLOSED  POSTAGE-PAID ENVELOPE.



Signature(s)________________________________Date:________________, 1998

NOTE: Please sign this proxy exactly as name(s) appears in address. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your titles as such and, if the signer is a corporation, please sign with full corporate name by duly authorized officer or officers and affix the corporate seal. Where stock is issued in the name of two or more persons, all such persons should sign.